Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO THE

SERIES 2012-1 CLASS A-1 NOTE PURCHASE AGREEMENT

This AMENDMENT TO THE SERIES 2012-1 CLASS A-1 NOTE PURCHASE AGREEMENT (this “Amendment”), dated as of August 18, 2017, amends the Series 2012-1 Class A-1 Note Purchase Agreement, dated as of November 29, 2012 (as amended, modified or supplemented from time to time, the “Purchase Agreement”), by and among Iconix Brand Group, Inc., a Delaware corporation (the “Manager”), Icon Brand Holdings LLC, a Delaware limited liability company (“Brand Holdings II”), Icon DE Intermediate Holdings LLC, a Delaware limited liability company (“Brand Holdings I”), Icon DE Holdings LLC, a Delaware limited liability company (“IP Holder I”) and Icon NY Holdings LLC, a Delaware limited liability company (“IP Holder II” and, together with Brand Holdings II, Brand Holdings I and IP Holder I, collectively, the “Co-Issuers”), each of the undersigned Series 2012-1 Class A-1 Investors (collectively, the “Noteholder Consenting Parties”), the Series 2012-1 Class A-1 Noteholders and Guggenheim Securities Credit Partners, LLC, as administrative agent thereunder (“GSCP” and, together with its permitted successors and assigns, the “Administrative Agent”). All capitalized terms used and not otherwise defined herein shall have the respective meanings provided therefor in the Purchase Agreement, the Series 2012-1 Supplement, dated as of November 29, 2012 (as amended as of the date hereof and as further amended, modified or supplemented from time to time, the “Series 2012-1 Supplement”), by and among the Co-Issuers and Citibank, N.A., as Trustee (the “Trustee”), to the Base Indenture, dated as of November 29, 2012 (as amended, modified or supplemented from time to time, the “Base Indenture”), among the Co-Issuers and the Trustee, or the Definitions List attached as Annex A to the Base Indenture, as applicable.

W I T N E S S E T H:

Amendments to the Purchase Agreement

WHEREAS, the Co-Issuers, the Manager, the Administrative Agent, the Series 2012-1 Class A-1 Investors and the Series 2012-1 Class A-1 Noteholders are parties to the Purchase Agreement;

WHEREAS, pursuant to Section 9.01 of the Purchase Agreement, the Purchase Agreement may be amended if such amendment is in writing and signed by the Manager, the Co-Issuers and the Administrative Agent and with the consent of the Required Investor Group and each affected Investor;

WHEREAS, the Co-Issuers and the Manager have requested the consent of the Required Investor Group and each affected Investor to this Amendment as of the date hereof and this Amendment shall not be effective unless and until the Required Investor Group and each affected Investor has provided its consent to the execution of this Amendment;

WHEREAS, this Amendment shall become effective as of the date above first written if and when all conditions to effectiveness set forth herein have been satisfied;

Consent to the Amendment to the Series 2012-1 Supplement

WHEREAS, the Noteholder Consenting Parties constitute 100% of the Holders of the Series 2012-1 Class A-1 Notes;

WHEREAS, the Co-Issuers wish to amend the Series 2012-1 Supplement substantially in the form attached as Annex A hereto (the “Series 2012-1 Indenture Supplement Amendment”);

WHEREAS, the parties hereto wish to evidence the agreement that the Co-Issuers will not receive additional Advances under the Series 2012-1 Notes;

WHEREAS, pursuant to Section 9.01 of the Purchase Agreement, the consent of the Required Investor Group and each affected Investor is required to effect the Series 2012-1 Indenture Supplement Amendment; and

WHEREAS, the Noteholder Consenting Parties each wish to consent to Series 2012-1 Indenture Supplement Amendment in accordance with the terms hereof;

NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Purchase Agreement be amended as follows:

SECTION 1: AMENDMENTS TO THE PURCHASE AGREEMENT

Section 1.1 Amendment of Definitions. Section 1.01 of the Purchase Agreement is hereby amended by inserting the following definitions in in the appropriate alphabetical order:

““Series 2012-1 Class A-1 Mandatory Payment Amount” means with respect to any Permitted Asset Disposition an amount equal to (x) the quotient of (a) the applicable Release Price for such Permitted Asset Disposition divided by (b) the Aggregate Outstanding Principal Amount of the Class A-2 Notes immediately prior to payment of the Release Price for such Permitted Asset Disposition, multiplied by (y) the Series 2012-1 Class A-1 Outstanding Principal Amount as of any date no earlier than five Business Days prior to such Permitted Asset Disposition.”

Section 1.2 Amendment to Section 2.05(b). Section 2.05(b) of the Purchase Agreement is hereby amended by (i) deleting the period at the end of paragraph (v) thereof and inserting “; and” in lieu thereof and (ii) adding the following paragraph (vi) thereto:

“(vi) in connection with any Permitted Asset Disposition, the Co-Issuers shall deposit into the Collection Account an amount equal to the Series 2012-1 Class A-1 Mandatory Payment Amount, which amount shall be treated as a Series 2012-1 Class A-1 Other Amount, and (x) the aggregate Commitment Amount shall be automatically and permanently reduced by the Series 2012-1 Class A-1 Mandatory Payment Amount, and each Committed Note Purchaser’s Commitment

2

Amount shall be reduced on a pro rata basis by such Series 2012-1 Class A-1 Mandatory Payment Amount based on each Committed Note Purchaser’s Commitment Amount, (y) the corresponding portions of the Series 2012-1 Class A-1 Maximum Principal Amount and the Maximum Investor Group Principal Amounts shall be automatically and permanently reduced on a pro rata basis based on each Investor Group’s Maximum Investor Group Principal Amount by a corresponding amount and (z) the Series 2012-1 Class A-1 Outstanding Principal Amount shall be repaid or prepaid in an aggregate amount equal to such Series 2012-1 Class A-1 Mandatory Payment Amount, in the case of each clause (x), (y) and (z), on the Quarterly Payment Date immediately succeeding such deposit in accordance with the Priority of Payments.”

Section 1.3 Amendment to Section 7.03. Section 7.03 of the Purchase Agreement is hereby amended by (i) deleting the period at the end of clause (g) thereof and inserting “; and” in lieu thereof and (ii) adding the following clause (h) thereto:

“(h) each Series 2012-1 Class A-1 Noteholder and the Administrative Agent, in their sole and absolute discretion, shall have consented in writing to such Borrowing request.”

Section 1.4 Amendment to Schedule I. Schedule I to the Purchase Agreement is hereby amended and restated in its entirety and shall be replaced with Schedule I as set forth in Exhibit A hereto.

Section 1.5 Amendment to Embedded References. (a) Each reference to “Barclays Bank PLC” in the Purchase Agreement shall be replaced, in each instance, with “Guggenheim Securities Credit Partners, LLC”.

(b) Each reference to “Barclays Bank PLC” and the accompanying notice information in the Exhibits attached to the Purchase Agreement shall be replaced in its entirely with the following:

“Guggenheim Securities Credit Partners, LLC

c/o Guggenheim Securities, LLC

330 Madison Avenue, 8th Floor

New York, New York 10017”

SECTION 2: CONSENT TO SERIES 2012-1 INDENTURE SUPPLEMENT AMENDMENT

Section 2.1 Consent to Series 2012-1 Indenture Supplement Amendment. Effective as of the date hereof, the Noteholder Consenting Parties each hereby unconditionally and irrevocably consent to the Series 2012-1 Indenture Supplement Amendment.

SECTION 3: APPOINTMENT AND APPROVAL OF SUCCESSOR ADMINISTRATIVE AGENT

Section 3.1 Successor Administrative Agent. Pursuant to Section 5.07 of the Purchase Agreement, Barclays Bank PLC has provided its resignation as Administrative Agent, to become effective on the Effective Date. The Noteholder Consenting Parties hereby appoint GSCP as Administrative Agent and the Co-Issuers hereby approve such appointment.

3

SECTION 4: REPRESENTATIONS AND WARRANTIES

The Co-Issuers hereby represent and warrant as follows for the benefit of the Administrative Agent, the Required Investor Group and each affected Investor, as of the date hereof:

Section 4.1 Limited Liability Company and Governmental Authorization.

The execution, delivery and performance by the Co-Issuers of this Amendment (a) is within each Co-Issuers’ limited liability company powers and has been duly authorized by all necessary limited liability company action, (b) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained, and (c) does not contravene, or constitute a default under, in any material respect any provision of applicable law or regulation or of the certificates of formation or limited liability company agreements of any of the Co-Issuers or of any law or governmental regulation, rule, contract, agreement, judgment, injunction, order, decree or other instrument binding upon any of the Co-Issuers or any Collateral or result in the creation or imposition of any Lien on any Collateral, except for Liens created by this Amendment or the other Related Documents. This Amendment has been executed and delivered by a duly authorized officer of the Co-Issuers.

Section 4.2 Binding Effect.

This Amendment is a legal, valid and binding obligation of each of the Co-Issuers enforceable against any of the Co-Issuers in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

Section 4.3 No Consent.

No consent or action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery of this Amendment or for the performance of any of the Co-Issuers’ obligations hereunder other than such consents, approvals, authorizations, registrations, declarations or filings as were obtained by the Co-Issuers prior to the initial Closing Date, or the date hereof, as applicable.

4

SECTION 5: CONDITIONS PRECEDENT

This Amendment shall become effective and shall be binding on each of the parties hereto upon the satisfaction or due waiver of each of the following conditions precedent (such date, the “Effective Date”):

1.	The Assignment and Assumption Agreements between Iconix Brand Group, Inc. and each of Athene Annuity & Life Assurance Company, American Equity Investment Life Insurance Company, American Equity Investment Life Insurance Company, Midland National Life Insurance Company, Jefferson National Life Insurance Company, MidCap Funding IX Trust, MidCap Funding VI Trust, Midland National Life Insurance Company and North American Company for Life and Health Insurance shall have been executed and delivered and all transactions contemplated thereby shall have been consummated.

2.	The Control Party has consented to the appointment of the successor Administrative Agent.

SECTION 6: MISCELLANEOUS

Section 6.1 Counterpart Originals.

The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 6.2 Ratification and Effect.

The Purchase Agreement, as amended and supplemented by this Amendment, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

Section 6.3 Effect of Amendment.

This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Purchase Agreement.

Section 6.4 Headings, etc.

The headings of the Sections of this Amendment have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 6.5 Choice of Law.

THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

5

IN WITNESS WHEREOF, the Trustee and the Co-Issuers have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first written above.

ICON BRAND HOLDINGS LLC, as Co-Issuer

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: Vice President

ICON DE INTERMEDIATE HOLDINGS LLC, as Co-Issuer

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: Vice President

ICON DE HOLDINGS LLC, as Co-Issuer

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: Vice President

ICON NY HOLDINGS LLC, as Co-Issuer

By:	/s/ Jason Schaefer
Name: Jason Schaefer
Title: Vice President

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

ICONIX BRAND GROUP, INC., as Manager

By:	/s/ John N. Haugh
	Name:	John N. Haugh
	Title:	Director, President and Chief Executive Officer

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

GUGGENHEIM SECURITIES CREDIT PARTNERS, LLC, as Administrative Agent

By:	/s/ Robert Lieberberg
Name: Robert Lieberberg
Title: Chief Administrative Officer

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

Acknowledged and Consented to by:

GUGGENHEIM SECURITIES CREDIT PARTNERS, LLC, as L/C Provider

By:	/s/ Robert Lieberberg
Name: Robert Lieberberg
Title: Chief Administrative Officer

GUGGENHEIM SECURITIES CREDIT PARTNERS, LLC, as Swingline Lender

By:	/s/ Robert Lieberberg
Name: Robert Lieberberg
Title: Chief Administrative Officer

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

ATHENE ANNUITY & LIFE ASSURANCE COMPANY, as Acquiring Committed Note Purchaser and as Funding Agent

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By:	/s/ James M. Hassett
	Name:	James M. Hassett
	Title:	Executive Vice President, Credit

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY, as Acquiring Committed Note Purchaser and as Funding Agent solely with respect to the Modco Account

By: Athene Asset Management, L.P., its investment adviser of that certain modified coinsurance account (the “Modco Account”) created pursuant to that certain trust agreement between American Equity Investment Life Insurance Company, Athene Life Re Ltd. and State Street Bank and Trust Company dated as of May 29, 2014

By: AAM GP Ltd., its general partner

By:	/s/ James M. Hassett
	Name:	James M. Hassett
	Title:	Executive Vice President, Credit

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY, as Acquiring Committed Note Purchaser and as Funding Agent solely with respect to the Funds Withheld Account

By: Athene Asset Management, L.P., its investment adviser with respect to that certain funds withheld account (“Funds Withheld Account”) created pursuant to that certain Trust Agreement between American Equity Investment Life Insurance Company, Athene Life Re Ltd. and State Street Bank and Trust Company, dated as of August 13, 2009

By: AAM GP Ltd., its general partner

By:	/s/ James M. Hassett
	Name:	James M. Hassett
	Title:	Executive Vice President, Credit

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as Acquiring Committed Note Purchaser and as Funding Agent

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By:	/s/ James M. Hassett
	Name:	James M. Hassett
	Title:	Executive Vice President, Credit

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

JEFFERSON NATIONAL LIFE INSURANCE COMPANY, as Acquiring Committed Note Purchaser and as Funding Agent

By: Athene Asset Management, L.P., its investment adviser

By: AAM GP Ltd., its general partner

By:	/s/ James M. Hassett
Name: James M. Hassett
Title: Executive Vice President, Credit

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

MIDCAP FUNDING IX TRUST, as Acquiring Committed Note Purchaser and as Funding Agent

By: Apollo Capital Management, L.P., its investment Manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem its Authorized Signatory

MIDCAP FUNDING VI TRUST, as Acquiring Committed Note Purchaser and as Funding Agent

By: Apollo Capital Management, L.P.,
its investment Manager

By: Apollo Capital Management GP, LLC, its general partner

By:	/s/ Maurice Amsellem
Name:	Maurice Amsellem its Authorized Signatory

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as a Committed Note Purchaser

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-in-Fact

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as the related Funding Agent

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-in-Fact

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

NORTH AMERICA COM PANY FOR LIFE AND HEALTH INSURANCE, as a Committed Note Purchaser

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-in-Fact

NORTH AMERICA COMPANY FOR LIFE AND HEALTH INSURANCE, as the related Funding Agent

By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-in-Fact

Signature Page to the First Amendment to the Series 2012-1 Class A-1 VFN Note Purchase Agreement

EXHIBIT A

INVESTOR GROUPS AND COMMITMENTS

Investor Group/ Funding Agent	Maximum Investor Group Principal Amount	Conduit Investor (if any)	Committed Note Purchaser(s)	Commitment Amount
Athene Annuity & Life Assurance Company	$25,000,000	N/A	Athene Annuity & Life Assurance Company	$25,000,000
American Equity Investment Life Insurance Company	$5,000,000	N/A	American Equity Investment Life Insurance Company	$5,000,000
American Equity Investment Life Insurance Company	$3,000,000	N/A	American Equity Investment Life Insurance Company	$3,000,000
Midland National Life Insurance Company	$5,000,000	N/A	Midland National Life Insurance Company	$5,000,000
Jefferson National Life Insurance Company	$2,000,000	N/A	Jefferson National Life Insurance Company	$2,000,000
MidCap Funding IX Trust	$30,000,000	N/A	MidCap Funding IX Trust	$30,000,000
MidCap Funding VI Trust	$10,000,000	N/A	MidCap Funding VI Trust	$10,000,000
Midland National Life Insurance Company	$10,000,000	N/A	Midland National Life Insurance Company	$10,000,000
North American Company for Life and Health Insurance	$10,000,000	N/A	North American Company for Life and Health Insurance	$10,000,000